SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.  )
                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a Party other than the Registrant            /   /
                                                                      ----
CHECK THE APPROPRIATE BOX:
 ----
/         /   Preliminary Proxy Statement
- ----
 ----
/   /    Preliminary Additional Materials
- ----
 ----
/    X     /  Definitive Proxy Statement
- ----
 ----
/   /    Definitive Additional Materials
- ----
 ----
/   /    Soliciting Material Pursuant to Sec. 240.14a-11(e) or
- ----     Sec. 240.14a-12

                     THE GEORGE PUTNAM FUND OF BOSTON
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
 ----
/ x /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
- ----           14a-6(i)(1), or 14a-6(i)(2).
 ----
/   /    $500 per each party to the controversy pursuant
- ----          to Exchange Act Rule 14a-6(i)(3).
 ----
/   /    Fee computed on table below per Exchange Act Rules
- ----          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11:

         (4)  Proposed maximum aggregate value of transaction:

 ----
/   /    Check box if any part of the fee is offset as provided
- ----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

                       (4)  Date Filed:
IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
THE GEORGE PUTNAM FUND OF BOSTON

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES'
RECOMMENDATIONS ON    PAGES 6 AND 7    .

   WE     URGE YOU TO SPEND A COUPLE OF MINUTES WITH THE PROXY
STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY.

WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR
COMMENTS.  PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND
RETURN YOUR PROXY TO US.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

TABLE OF CONTENTS

A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . . .    3

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . . .    6


PROXY CARD ENCLOSED























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A MESSAGE FROM THE CHAIRMAN

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on these matters:

1.  ELECTING TRUSTEES TO OVERSEE YOUR FUND;

2.  RATIFYING THE SELECTION BY THE TRUSTEES OF THE INDEPENDENT
    AUDITORS OF YOUR FUND FOR ITS CURRENT FISCAL YEAR;



   3    .     APPROVING A NEW MANAGEMENT CONTRACT BETWEEN YOUR FUND
              AND PUTNAM INVESTMENT MANAGEMENT, INC., INCLUDING AN
              INCREASE IN THE MANAGEMENT FEE PAYABLE BY YOUR FUND.

   4. Approving a number of changes to your fund's fundamental investment restrictions, including the elimination of certain of these restrictions.

A word about the management fee increase. A fee increase is proposed only after a great deal of thought and analysis on the part of the Trustees. For several years the Trustees have been carefully studying the management fees, investment performance, and expense ratios of each of the Putnam funds and also major competing funds. This comprehensive review resulted in recommendations for fee increases for some funds and decreases
for others.          After giving careful consideration to your
fund's superior investment performance in recent years, the Trustees are recommending the approval of a new management fee which conforms to the fees of similar Putnam funds.

    The new management fee will result in an increase of $0.20 in annual expenses for each $100 invested. Your Trustees believe that this increase, the first since 1988, will provide Putnam Investment Management, Inc. with a fee that is fair and reasonable when compared with the fees paid to other high-quality fund managers. We encourage you to support the Trustees' recommendations.

Although we would like very much to have each shareholder attend their fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't.
When shareholders don't return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us.  We appreciate the time and
consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial
   adviser     or call a Putnam customer service representative
at
1-800-225-1581.

                             Sincerely yours,

                             (signature of George Putnam)
                             George Putnam, Chairman

THE GEORGE PUTNAM FUND OF BOSTON
NOTICE OF A MEETING OF SHAREHOLDERS


THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING.
IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE
OF THE MEETING, IF YOU CAN ATTEND IN PERSON.

To the Shareholders of The George Putnam Fund of Boston:

A Meeting of Shareholders of your fund will be held on July 11, 1996 at 2:00 p.m., Boston time, on the eighth floor of One Post
Office Square, Boston, Massachusetts, to consider the following:

1.   ELECTING TRUSTEES. SEE PAGE    9    .

2.   RATIFYING THE SELECTION BY THE TRUSTEES OF THE INDEPENDENT
     AUDITORS OF YOUR FUND FOR ITS CURRENT FISCAL YEAR.  SEE
     PAGE   25.

3.        APPROVING A    NEW MANAGEMENT CONTRACT BETWEEN YOUR
          FUND AND PUTNAM INVESTMENT MANAGEMENT, INC., INCLUDING
          AN INCREASE IN THE MANAGEMENT FEE PAYABLE BY THE FUND.
          SEE PAGE 25.

4.A. Approving an amendment to     the fund's Agreement and
     Declaration of Trust with respect to    the fund's permitted
     investments.  See page 34.

4.B. Approving an amendment to the fund's Agreement and
     Declaration of Trust with respect to     diversification of
     investments.  See page    35    .

   4.C.        Approving    an amendment     to         the
               fund's Agreement and Declaration of Trust with respect to investments in issuers that have been in operation for less than three years. See page
                  37    .

   4.D.        Approving    an amendment     to         the
               fund's Agreement and Declaration of Trust with
               respect to the purchase of certain illiquid
               securities.  See page   39.

4.E.      Approving    an amendment     to         the fund's
          Agreement and Declaration of Trust with respect to investments in securities of issuers in which
          management of the fund or Putnam    Investment
          Management   , Inc.     owns securities.  See page
             41    .

   4.F.        Approving    an amendment     to         the
               fund's Agreement and Declaration of Trust with
               respect to owning 10% of the securities of a
               single issuer.  See page    42    .

   4.G.        Approving    an amendment     to         the
               fund's fundamental investment restrictions    with
               respect     to investments in real estate.  See
               page   44.

4.H.      Approving    an amendment     to         the fund's
          Agreement and Declaration of Trust with respect to
          margin transactions.  See page   46.

4.I.      Approving    an amendment to             the fund's
          fundamental investment restriction with respect to
          making loans by purchasing securities.  See page   47.

4.J.      APPROVING    AN AMENDMENT     TO         THE FUND'S
          AGREEMENT AND DECLARATION OF TRUST WITH RESPECT TO
          MAKING LOANS THROUGH REPURCHASE AGREEMENTS AND
          SECURITIES LOANS.  SEE PAGE   48.

4.K.      APPROVING    AN AMENDMENT TO     THE FUND'S FUNDAMENTAL
          INVESTMENT RESTRICTION    WITH RESPECT TO CONCENTRATION
          OF ITS ASSETS.  SEE PAGE 50.

4.L. APPROVING AN AMENDMENT TO THE FUND'S AGREEMENT AND
     DECLARATION OF TRUST WITH RESPECT TO PLEDGING ASSETS.  SEE
     PAGE 51.

4.M. APPROVING AN AMENDMENT TO THE FUND'S AGREEMENT AND
     DECLARATION OF TRUST AND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO BORROWING.  SEE PAGE 53.

4.N. APPROVING AN AMENDMENT TO THE FUND'S AGREEMENT AND
     DECLARATION OF TRUST AND THE ELIMINATION OF THE FUND'S
     FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT
     SALES.  SEE PAGE 55.

4.O. APPROVING THE ELIMINATION OF THE FUND'S FUNDAMENTAL
     INVESTMENT RESTRICTION     PROHIBITING THE FUND FROM
     INVESTING IN INVESTMENT COMPANIES IF PROHIBITED BY GERMAN
     LAW.  SEE PAGE   57    .

5.   TRANSACTING OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING.

By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Donald S. Perkins
Hans H. Estin                       George Putnam, III
John A. Hill                        Eli Shapiro
Elizabeth T. Kennan                 A.J.C. Smith
Lawrence J. Lasser                  W. Nicholas Thorndike
Robert E. Patterson

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

April    24    , 1996

PROXY STATEMENT

THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION (SEC); SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581, OR CALL YOUR FINANCIAL ADVISER.

WHO IS ASKING FOR MY VOTE?

THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF THE GEORGE PUTNAM FUND OF BOSTON for use at the Meeting of Shareholders of the fund to be held on July 11, 1996, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page).

HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON
THESE PROPOSALS?

The Trustees recommend that you vote

1.   FOR THE ELECTION OF ALL NOMINEES;

2.   FOR SELECTING PRICE WATERHOUSE LLP AS THE INDEPENDENT
     AUDITORS OF YOUR FUND;

   3.     FOR APPROVAL    OF THE NEW MANAGEMENT CONTRACT,
          INCREASING THE FEES PAYABLE TO PUTNAM INVESTMENT
          MANAGEMENT, INC.;

4.A. FOR AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST
     WITH RESPECT TO THE FUND'S PERMITTED INVESTMENTS;

4.B. FOR AMENDING     THE FUND'S AGREEMENT AND DECLARATION OF
     TRUST WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS;

   4.C.        FOR    AMENDING     THE FUND'S AGREEMENT AND
               DECLARATION OF TRUST WITH RESPECT TO INVESTMENTS
               IN ISSUERS THAT HAVE BEEN IN OPERATION FOR LESS
               THAN THREE YEARS;

   4.D.        FOR    AMENDING     THE FUND'S AGREEMENT AND
               DECLARATION OF TRUST WITH RESPECT TO THE PURCHASE
               OF CERTAIN ILLIQUID SECURITIES;

   4.E.        FOR    AMENDING     THE FUND'S AGREEMENT AND
               DECLARATION OF TRUST WITH RESPECT TO INVESTMENTS
               IN SECURITIES OF ISSUERS IN WHICH MANAGEMENT OF
               THE FUND OR PUTNAM    INVESTMENT
               MANAGEMENT   , INC.     OWNS SECURITIES;

   4.F.        FOR    AMENDING     THE FUND'S AGREEMENT AND
               DECLARATION OF TRUST WITH RESPECT TO OWNING 10% OF
               THE SECURITIES OF A SINGLE ISSUER;

   4.G.        FOR    AMENDING     THE FUND'S FUNDAMENTAL
               INVESTMENT RESTRICTIONS    WITH RESPECT     TO
               INVESTMENTS IN REAL ESTATE;

   4.H.        FOR    AMENDING     THE FUND'S AGREEMENT AND
               DECLARATION OF TRUST WITH RESPECT TO MARGIN
               TRANSACTIONS;

   4.I.   FOR AMENDING     THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO MAKING LOANS BY PURCHASING
          SECURITIES;

   4.J.        FOR    AMENDING     THE FUND'S AGREEMENT AND
               DECLARATION OF TRUST WITH RESPECT TO MAKING LOANS
               THROUGH REPURCHASE AGREEMENTS AND SECURITIES
               LOANS;

   4.K.   FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO CONCENTRATION OF ITS
          ASSETS;

4.L. FOR AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST
     WITH RESPECT TO PLEDGING ASSETS;

4.M. FOR AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST
     AND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO BORROWING;

4.N. FOR AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST
     AND ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS WITH RESPECT TO SHORT SALES; AND

   4.O.   FOR ELIMINATING     THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION PROHIBITING THE FUND FROM INVESTING IN
          INVESTMENT COMPANIES IF PROHIBITED BY GERMAN
          LAW   .



WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on April 12, 1996, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or
about    May 6    , 1996.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

THE PROPOSALS

1.   ELECTION OF TRUSTEES

WHO ARE THE NOMINEES FOR TRUSTEES?

The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at thirteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").

JAMESON ADKINS BAXTER
[INSERT PICTURE]

Ms. Baxter, age 52, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.


HANS H. ESTIN
[INSERT PICTURE]

Mr. Estin, age 67, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


JOHN A. HILL
[INSERT PICTURE]

Mr. Hill, age 54, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds.
He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


ELIZABETH T. KENNAN
[INSERT PICTURE]

Ms. Kennan, age 58, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots, a women's clothing retailer. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


LAWRENCE J. LASSER*
[INSERT PICTURE]

Mr. Lasser, age 53, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


ROBERT E. PATTERSON
[INSERT PICTURE]

Mr. Patterson, age 51, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.


DONALD S. PERKINS*
[INSERT PICTURE]

Mr. Perkins, age 69, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations,
including         AON Corp., an insurance company, Cummins Engine
Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, Illinova and Illinois Power Co., Inland Steel Industries, Inc., LaSalle Street Fund,
Inc., a real estate investment trust,    Lucent Technologies
Inc.,     Springs Industries, Inc., a textile manufacturer, and
Time Warner, Inc., one of the nation's largest media conglomerates. He previously served as a director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary Doctorate from Loyola University of Chicago.


WILLIAM F. POUNDS
[INSERT PICTURE]

Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX
Laboratories, Inc.       , EG&G, Inc., Perseptive Biosystems,
Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a director of Fisher-Price, Inc., a major toy manufacturer and General Mills, Inc., a major manufacturer and distributor of food products. Dr. Pounds is a graduate of Carnegie Mellon University.

GEORGE PUTNAM*
[INSERT PICTURE]

Mr. Putnam, age 69, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies, General Mills, Inc., a major manufacturer of food products, Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation, the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium, an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


GEORGE PUTNAM, III*
[INSERT PICTURE]

Mr. Putnam, age 44, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of         the
Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.

ELI SHAPIRO
[INSERT PICTURE]

Dr. Shapiro, age 79, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro    is also a past     Director of    many companies,
including     Nomura Dividend Income Fund, Inc., a privately held
registered investment company managed by Putnam
Management       ,         Reece Corporation, a sewing machine
manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.


A.J.C. SMITH*
[INSERT PICTURE]

Mr. Smith, age 62, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. NICHOLAS THORNDIKE**
[INSERT PICTURE]

Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher and owner of television stations, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


- ----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Except for Dr. Shapiro and Ms. Baxter, all the nominees were elected by the shareholders in September 1993. Ms. Baxter and Dr. Shapiro were elected by the other Trustees in January 1994 and April 1995, respectively. As indicated above, Dr. Shapiro also previously served as a Trustee of the Putnam funds from 1984 to 1989. The 13 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that the shareholders fix the number of Trustees at less than 13 for your fund.

WHAT ARE THE TRUSTEES' RESPONSIBILITIES?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

DO THE TRUSTEES HAVE A STAKE IN YOUR FUND?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate
investments in the Putnam funds total over    $45     million.
The table below lists each Trustee's current investments in the fund and in the Putnam funds as a group.

                                             SHARE OWNERSHIP BY TRUSTEES

                         YEAR FIRST                              NUMBER OF
                         ELECTED AS          NUMBER OF           SHARES OF
                         TRUSTEE OF          SHARES OF THE       ALL PUTNAM
                         THE PUTNAM          FUND OWNED          FUNDS OWNED
TRUSTEES                 FUNDS               AS OF 3/15/96*  AS OF 3/15/96**
- -----------------------------------------------------------------------------
Jameson A. Baxter         1994                   606             303,417
Hans H. Estin             1972                   653             346,438
John A. Hill              1985                 1,295           1,358,924
Elizabeth T. Kennan       1992                   134             314,395
Lawrence J. Lasser        1992                79,162           8,864,380
Robert E. Patterson       1984                   657             737,582
Donald S. Perkins         1982                 4,709           2,126,688
William F. Pounds         1971                19,573           4,706,601
George Putnam             1957            386,816(1)          20,996,054
George Putnam, III        1984                 1,707           3,405,083
Eli Shapiro              1995+                    --             926,071
A.J.C. Smith              1986                   601           1,090,348
W. Nicholas Thorndike     1992                   135             743,637
- ------------------------------------------------------------------------------------------

*       Except as noted below, each Trustee has sole investment power and sole voting power with respect to his or her shares of the fund.
**      These holdings do not include shares of Putnam money market funds.
+       Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.
   (1)  Mr. Putnam has sole investment power and shared voting power with respect to
        306,111     of these shares    which     are held    for his     individual
           account     in the Putnam Investments, Inc. Profit Sharing Retirement Plan.

   As of March 15, 1996, the Trustees and officers of the fund owned a total of 579,458 shares of the fund, comprising less than 1% of its outstanding shares on that date.  A total of 352,753 of these shares are held by certain "interested" Trustees and officers of your fund and Putnam Management in their Putnam Investments, Inc. Profit Sharing
Retirement Plan accounts.      Each individual    accountholder     has sole investment
power and shared voting power with respect to his/her account.

WHAT ARE SOME OF THE WAYS IN WHICH THE TRUSTEES REPRESENT
SHAREHOLDER INTERESTS?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

        by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

        by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

        by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

        by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

        by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;

        by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

HOW OFTEN DO THE TRUSTEES MEET?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other
Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques;
the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal
Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During
1995, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio
Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year.
The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities.
Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

Your fund pays each Trustee a fee for his or her services.  Each
Trustee also receives fees for serving as Trustee of the other
Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each Trustee by your fund and by all of the Putnam funds are shown below:

COMPENSATION TABLE

                                                        Total
                                Aggregate        compensation
                             compensation            from all
Trustees                   from the fund*      Putnam funds**
- --------------------------------------------------------------
Jameson A. Baxter               $2,769            $150,854
Hans H. Estin                    2,769             150,854
John A. Hill***                  2,753             149,854
Elizabeth T. Kennan              2,737             148,854
Lawrence J. Lasser               2,769             150,854
Robert E. Patterson              2,800             152,854
Donald S. Perkins                2,769             150,854
William F. Pounds                2,784             149,854
George Putnam                    2,769             150,854
George Putnam, III               2,769             150,854
Eli Shapiro****                    695              95,372
A.J.C. Smith                     2,727             149,854
W. Nicholas Thorndike            2,800             152,854
   -----------------------------------------------------------------
- -
*   Includes an annual retainer and an attendance fee for each meeting attended.

** Reflects total payments received from all Putnam funds in the most recent calendar year. As of December 31, 1995, there were 99 funds in the Putnam family.

*** Includes compensation deferred pursuant to a Trustee
    Compensation Deferral Plan. The total amount of deferred compensation payable to Mr. Hill by all Putnam funds as of December 31, 1995 was $51,141, including income earned on such amounts.

***   *
    Elected as a Trustee in April 1995.  For the calendar year ended December 31, 1994, Dr. Shapiro received $38,577 in
    retirement benefits from the Putnam funds in respect of his prior service as a Trustee from 1984 to 1989, which benefits terminated at the end of 1994.

Your fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by each fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees will receive similar benefits upon their retirement. A Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information about your fund, including further information about its Trustees and officers, please see "Further
   Information About Your Fund,"     on page    61    .

PUTNAM INVESTMENTS

Putnam Investment Management, Inc. and its affiliates, Putnam Mutual
Funds, the principal underwriter for shares of your fund and Putnam
Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post
Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New
York 10036. Marsh & McLennan Companies, Inc., and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.  SELECTION OF INDEPENDENT AUDITORS

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, independent accountants, has been selected by the Trustees as auditors of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.



   3    . APPROVAL OF A NEW MANAGEMENT CONTRACT

The Trustees of your fund recommend that shareholders approve a new management contract with Putnam Management, which provides for an increase in the management fees payable by the fund to Putnam
Management.  The proposed contract, which is attached as Exhibit A, is identical in all substantive respects to the existing contract, except as noted below.  Further information about both the current and proposed management contract, the termination and renewal procedures, the services provided by Putnam Management and its affiliates, and information concerning brokerage and related matters
can be found under "Additional    Information Relating     to
Management Contract    Approval"     on page    63    .

WHAT DO MANAGEMENT FEES PAY FOR?

Management fees pay Putnam Management for the services it provides in conducting the day-to-day operations of the fund. These include providing the personnel, equipment, and office facilities necessary for the management of the fund's investment portfolio, determining the fund's daily net asset value, maintaining the accounts and records of the fund, preparation of reports to shareholders, compliance with regulatory requirements, and general administration of the fund's affairs.

WHY DID PUTNAM MANAGEMENT RECOMMEND A NEW MANAGEMENT FEE SCHEDULE TO
THE TRUSTEES?

In recent years, Putnam Management has noted a general increase in the complexity of the investment process and in the competition for talented investment personnel. Putnam Management recommended the new management fee schedule to help ensure that Putnam Management receives fees for its services that are competitive with fees paid to high-quality investment managers by other mutual funds. Putnam
Management believes that maintaining competitive management fees will, over the longer term, enable it to continue to provide high-quality management services to your fund and to the other funds in the Putnam group. Putnam Management also notes that your fund's current management fee schedule has not been increased since 1988 and is lower than the fees paid to managers of competitive funds.

HOW DID YOUR FUND'S TRUSTEES ARRIVE AT THE PROPOSED MANAGEMENT FEE?

Several years ago, the Trustees undertook a comprehensive review of the management fees paid by the Putnam funds. This review was conducted largely through the Contract Committee of the Trustees, which consists solely of independent Trustees who have no financial interest in Putnam Management. As a result of this review, the Trustees and Putnam Management reached agreement on a system of model fee schedules for the various types of funds in the Putnam group. These model fee schedules have now been implemented for most of the Putnam funds. The proposed new fee schedule for the fund is identical to that which has been implemented for many other Putnam funds.

The Trustees and Putnam Management also reached a general
understanding that these model fee schedules should be implemented for a particular fund only following consideration of the fund's comparative investment performance and expense levels.  After reviewing comparative data on competitive funds and noting, among other things, the fund's strong relative performance, the Trustees concluded that it would be appropriate to implement a model fee
schedule for    your fund     at this time.  The Trustees have
indicated that they will continue to look closely at the fund's comparative performance and expense levels in their future annual reviews of the fund's management contract.

WHAT FACTORS DID THE TRUSTEES CONSIDER?

The Trustees placed primary emphasis upon the nature and quality of the services being provided by Putnam Management, including, in particular, the strong relative investment performance of the fund in recent years.  In this regard, the Trustees also considered the relative complexity of managing the fund, and a comparison of recent
management fees        and other expenses paid by the fund with
those of similar funds managed by other investment advisers.

The Trustees also considered, among other things, information provided by Putnam Management regarding the profitability of its current and proposed management fee arrangements with the fund
(without regard to costs incurred by Putnam Management and its affiliates in connection with the marketing of shares), the benefits to Putnam Management and its affiliates resulting from the fact that affiliates of Putnam Management currently serve as shareholder servicing agent, distributor, and custodian for each of the Putnam funds pursuant to separate contractual arrangements, and Putnam
Management's placing of portfolio transactions to recognize research and brokerage services.

Information about certain of the factors considered by the Trustees is set forth below and in the section "Additional Information
Relating to Management Contract Approval" on page    63    .

Following consideration of these and the other factors described above, the Trustees of your fund, including all of the independent
Trustees, unanimously approved the proposed new contract.

HOW HAS THE GEORGE PUTNAM FUND OF BOSTON PERFORMED?

As part of any decision regarding management fees, shareholders
   should     consider how the fund has performed. The chart that
follows shows how $10,000 invested in The George Putnam Fund of
Boston class A shares (with dividends reinvested) would have grown
to $33,035 over a ten-year period.     Performance data in the chart
does not reflect the deduction of the maximum sales charge of
5.75%.

GROWTH OF A $10,000 INVESTMENT
(INSERT MOUNTAIN GRAPH HERE)

PLOT POINTS:      7/31/85         10,000
                  7/31/86         12,919
                  7/31/87         16,101
                  7/31/88         15,237
                  7/31/89         18,642
                  7/31/90         19,735
                  7/31/91         21,961
                  7/31/92         24,965
                  7/31/93         27,122
                  7/31/94         28,060
                  7/31/95         33,035

   Annual average     total return as of 7/31/95

Class A shares    at NAV

10 years                                                             12.69%
5 years                                                              10.85%
3 years                                                               9.79%
1 year                                                               17.73%

CLASS M SHARES    AT NAV

Life (since 12/1/94)                                             18.52%


CLASS B SHARES              NO REDEMPTION              REDEMPTION
- -------------------------------------------------------------
Life (since 4/27/92)         9.82%                   9.08%
1 year                      16.87%                  11.87%

Performance assumes reinvestment of distributions at net asset value, represents past results, and does not account for taxes or for payments under the fund's class A distribution plan before its inception in 1990. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The    annual     average total         return for class A shares
for the one-, three-, five- and ten-year periods ended July 31, 1995 was 11.00%, 7.64%, 9.54% and 12.02%, respectively, adjusted to reflect the deduction of the maximum sales charge of 5.75%.  Class B share performance shown above reflects the maximum contingent deferred sales charge of 5% for 1 year and 3% for life of class if
shares were redeemed on July 31, 1995.  The         total
return for class M shares through July 31, 1995 since inception of
the class on December 1, 1994 was    14.40%    , adjusted to reflect
the deduction of the maximum sales charge of 3.50%.  The
   annual     average total         return for    class     Y shares
through July 31, 1995 for the one-year period and since inception of
the class on April 4, 1994 was 18.00% and 16.35   %    ,
respectively.

HOW HAS THE GEORGE PUTNAM FUND OF BOSTON PERFORMED IN COMPARISON TO
SIMILAR FUNDS?

Another way of evaluating the performance of your fund is to compare it to other growth and income funds.  In reviewing the fund's relative performance, your Trustees and Putnam Management compare it to other funds with similar investment objectives and strategies.
When evaluated in that group, the total return of the class A shares
of the fund ranked in the top    9%     of    147     such funds for
the twelve months ended December 31, 1995, in the top 14% of
   81     such funds for the three years ended December 31, 1995 and
in the top    34%     of    52     such funds for the five years
ended December 31, 1995.

WHAT IS THE EFFECT OF THE NEW MANAGEMENT FEE SCHEDULE?

Under the new management contract, the annual management fee paid by your fund to Putnam Management would be increased as follows:

Existing Fee                        Proposed Fee
   -----------------------------------------------------------------
- -

FIRST $100 MILLION      0.60%       FIRST $500 MILLION     0.65%
NEXT $100 MILLION       0.50%       NEXT $500 MILLION      0.55%
NEXT $300 MILLION       0.40%       NEXT $500 MILLION      0.50%
NEXT $500 MILLION       0.325%      NEXT $5 BILLION        0.45%
OVER $1.0 BILLION       0.30%       NEXT $5 BILLION        0.425%
                                    NEXT $5 BILLION        0.405%
                                    NEXT $5 BILLION        0.39%
                                    THEREAFTER             0.38%

Based on net assets of the fund at January 31, 1996 of $1,841,786,936, the effective annual management fee rate under the proposed fee schedule would be 0.55% as compared to 0.35% under the existing schedule. This represents an increase of $0.20 in annual expenses for each $100 invested in the fund. The new management fee schedule, like the old, provides for lower management fee rates as the fund's assets increase.

For its fiscal year ended July 31, 1995, the fund paid management fees to Putnam Management of $4,618,445. If the proposed new management contract had been in effect for the year, the fund would have paid fees of $7,155,742, which is an increase of 55%.

The following tables summarize the expenses incurred by the fund in the most recent fiscal year and restates these expenses on a pro forma basis, reflecting the implementation of the proposed fee schedule.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average         net assets)

                                 (ACTUAL)

                                      TOTAL FUND
MANAGEMENT            12B-1     OTHER  OPERATING
  FEES                FEES    EXPENSES EXPENSES
- ----------            -----   -------------------

Class A               0.38%     0.25%    0.28%       0.91%
Class B               0.38%     1.00%    0.28%       1.66%
Class M               0.38%     0.75%    0.28%      1.41%

                                (PRO FORMA)

                                      TOTAL FUND
MANAGEMENT            12B-1     OTHER  OPERATING
  FEES                FEES    EXPENSES EXPENSES
- ----------            -----   -------------------

Class A               0.58%     0.25%    0.28%       1.11%
Class B               0.58%     1.00%    0.28%       1.86%
Class M               0.58%     0.75%    0.28%       1.61%



EXAMPLES

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:


                                 (ACTUAL)

                              1        3        5       10

                            year     years    years    years
   ---------------------------------------------------------------

CLASS A                     $66      $85      $105    $163
CLASS B                     $67      $82      $110    $177*
CLASS B (NO REDEMPTION)     $17      $52      $90     $177*
CLASS M                     $49      $78      $109    $198

                                (PRO FORMA)

                            1        3        5       10

                            year     years    years   years
   --------------------------------------------------------------

CLASS A                     $68      $91      $115    $185
CLASS B                     $69      $88      $121    $198*
CLASS B (NO REDEMPTION)     $19      $58      $101    $198*
CLASS M                     $51      $84      $120       $219

The examples do not represent past or future expense levels. Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.



*     Reflects conversion of class B shares to class A shares
      (which pay lower ongoing expenses) approximately eight years after purchase.

ARE THERE ANY OTHER PROPOSED CHANGES?

The only other substantive changes in the new management contract relate to the payment by the fund of the compensation and related expenses of certain officers of the fund.

The existing contract requires the fund to reimburse Putnam
Management for the compensation and related expenses of the fund's
Vice Chairman and such other officers of the fund and their assistants as the Trustees of the fund may determine. Since January
1, 1992, the administrative duties previously performed by the office of Vice Chairman have been divided among various other officers of the fund. As a result, the new contract provides for the payment by the fund of the compensation and related expenses of such officers of the fund and their assistants as the Trustees may determine.

WHAT PERCENTAGE OF SHAREHOLDERS' VOTES ARE REQUIRED TO PASS THE
PROPOSAL?

Approval of the new management contract will require the "yes" vote of a "majority of the outstanding voting securities" of the fund, as provided in the Investment Company Act of 1940. For this purpose, this means the "yes" vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. If the shareholders do not approve the new contract, the existing management contract will continue in effect.

THE TRUSTEES BELIEVE THAT THE PROPOSED NEW MANAGEMENT FEE IS FAIR
AND REASONABLE AND IN THE BEST INTERESTS OF THE SHAREHOLDERS OF THE
FUND.  ACCORDINGLY, THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE
FOR APPROVAL OF THE PROPOSED NEW CONTRACT.


   4.  PROPOSALS

4.A.-O.


As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to the fund's fundamental investment restrictions, including the elimination of certain restrictions. Generally, the purpose of these proposed changes is to increase the fund's investment flexibility and to bring the fund's policies more in line with those of many other Putnam funds.

These changes largely reflect the elimination of certain restrictive policies which were required at one time by various state securities authorities but which are no longer required under current regulations. Many of the restrictions that are proposed to be changed are incorporated in the fund's Agreement and Declaration of Trust (the "Declaration of Trust") and, as a result, may only be modified by vote of a majority of the fund's outstanding shares.
This voting requirement is stricter than that imposed by the Investment Company Act of 1940, as amended (the "1940 Act"). The higher voting threshold required by the Declaration of the Trust may impose greater proxy solicitation costs on the fund in the event that it becomes necessary or desirable to revise these restrictions in the future. As a result, as indicated below, the Trustees are also recommending that all of these restrictions be removed from the Declaration of Trust.

The adoption of any of these proposals is not contingent on the adoption of any other proposal.

4.A.   AMENDING THE AGREEMENT AND DECLARATION OF TRUST WITH RESPECT
       TO THE FUND'S PERMITTED INVESTMENTS

The Trustees are recommending that the Declaration of Trust be amended to give the fund broader authority to make investments. The proposed changes would bring the fund's Declaration of Trust more in line with that of most other Putnam funds.


The proposed amended paragraph of Article V of the Declaration of Trust is set forth below. Additions are shown in ((BOLDFACE)) and deletions are shown in //italics//. The section of the paragraph regarding repurchase agreements and securities loans is proposed to be eliminated by proposal
4.J.
 below, and will only be eliminated if
that proposal is approved. The fund's ability to pledge its assets and to borrow are proposed to be modified by proposals 4.L. and 4.M., respectively.

       Section 4.  The Trustees shall have full power and
       authority ((TO INVEST IN, PURCHASE, SELL, AND
       OTHERWISE ENGAGE IN TRANSACTIONS WITH RESPECT TO,
       SECURITIES, DEBT INSTRUMENTS AND OTHER PROPERTY,
       INSTRUMENTS AND RIGHTS OF A FINANCIAL CHARACTER, AND
       TO ENGAGE IN BORROWINGS AND TO PLEDGE OR OTHERWISE
       ENCUMBER THE ASSETS OF THE TRUST.  THE TRUSTEES ALSO
       SHALL HAVE FULL POWER AND AUTHORITY TO EXERCISE ANY
       RIGHTS OF OWNERSHIP WITH RESPECT TO ANY OF THE
       FOREGOING))//[to buy and invest the funds in their hands in bonds, stocks, voting trust certificates, notes, certificates of indebtedness, acceptances, certificates of interest, call loans, commercial paper, repurchase agreements with respect to not more than 25% of the Trust's total assets, financial futures contacts, options on financial futures contracts and on securities indices, and any negotiable instruments however named or described, except as specifically limited in this Section 4, and to make loans of its portfolio securities with respect to not more than 25% of the Trust's total assets. The
       Trustees shall have full power and authority to write call options traded on a national securities exchange on securities which the Fund owns and it may purchase options to close out call options written by the Fund.]// The Trustees shall not in any ((WAY))//[wise]// be bound or limited by any present or future law or custom in regard to trust investments but shall have full authority and power to make any and all investments //[within the above limitations]// which they in their uncontrolled discretion may deem proper to accomplish the purposes of the Trust.

Putnam Management recommended the proposed changes to provide the fund with maximum investment flexibility. For example, the amendments would clarify that the fund may purchase and sell options to the fullest extent permitted by law. If the amendments are approved, the fund will, of course, continue to be limited in its investments by its investment objective and policies, the 1940 Act and applicable state securities laws.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


4.B.
       AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST WITH
       RESPECT TO DIVERSIFICATION OF INVESTMENTS

The Trustees are recommending that the Declaration of Trust be amended and revise the fund's fundamental investment restriction relating to the diversification of its investments to grant the fund the maximum investment flexibility permitted by the 1940 Act. Under the 1940 Act, the fund, as a diversified fund, generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S.
government securities). The remaining 25% of the fund's total assets is not subject to this restriction.

The fund's current investment restriction is more restrictive, and states that:

       "The Trustees shall be limited in the purchase of securities or obligations to an investment which shall not exceed five percent (5%) of the liquidating value of the Trust property at the time of such investment ...
       The
        above limitations
       shall not apply, however, to investments in government or municipal securities or obligations."

The proposed amended fundamental investment restriction is set forth below.

       "The fund may not ...

     With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer;
     provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S.
     government or its agencies or instrumentalities."

If the proposed change is approved, the fund will be able to invest up to 25% of its total assets in securities of any one issuer. The amended restriction would continue to exclude from its limitations
U.S. government securities, but not municipal securities, which cannot be excluded from such limitations under current law.
Following the amendment, the fund would continue to be a diversified investment company for purposes of the 1940 Act.

The proposed amendment will enable the fund to invest a greater percentage of its assets in the securities of issuers Putnam
Management believes offer the potential for capital growth, current income or both. However, during times when Putnam Management invests a higher percentage of the fund's assets in one or more issuers, the value of the fund's shares may fluctuate more widely than the value of shares of a portfolio investing in a larger number of issuers.

In connection with these proposed changes, the Trustees are also recommending that the Declaration of Trust be amended to remove this restriction. Currently, the affirmative vote of a majority of the fund's outstanding shares is required to change this investment restriction. Once removed from the Declaration of Trust, the restriction may be modified or eliminated by the fund with the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.

4.C.
       AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST WITH
       RESPECT TO INVESTMENTS IN ISSUERS THAT HAVE BEEN IN OPERATION
       FOR LESS THAN THREE YEARS

The Trustees are recommending that the Declaration of Trust be amended to eliminate the fund's fundamental investment restriction which limits the fund's investments in issuers with limited operating histories, which are sometimes referred to as "unseasoned issuers." The current restriction states as follows:

       "nor shall the Trustees invest more than five percent (5%) of the liquidating value of the Trust property in the securities of any issuer that together with any predecessor thereof has been in continuous operation for less than three (3) years [, and in equity securities of issuers for which market
       quotations are not readily available (but excluding from such
       5% securities the disposition of which is restricted by
       federal securities laws)...."]

The section of the restriction in brackets is proposed to be eliminated by proposal 4.D. below.

Certain state securities laws in the past required this restriction, and the restriction is currently required by only one state but is not required to be a fundamental policy. If this proposal is approved, the Trustees intend to replace this restriction with a substantially similar non-fundamental investment restriction to comply with the remaining state's requirement. Following such amendment, the fund will, consistent with this state's requirement, be able to invest up to 5% of its assets in the securities of unseasoned issuers without regard to its investments in equity securities for which market quotations are not readily available.
The restriction will exempt certain U.S. government securities from its limitations to provide the fund maximum flexibility.

The new non-fundamental restriction is set forth below.

       "The fund may not ...

       Invest in securities of an issuer which, together with any predecessors, controlling persons, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience, if, as a result, the aggregate of such investments would exceed 5% of the value of the fund's net assets; provided, however, that this restriction shall not apply to any obligations of the U.S. government or its instrumentalities or agencies."

Putnam Management recommended to the Trustees making this policy non-fundamental to provide the fund with maximum flexibility to modify or eliminate the policy if no longer required under state law. If the restriction were no longer required, the Trustees could change or eliminate the restriction to increase the fund's investment flexibility without the need for further shareholder approval.

If the restriction were eliminated in the future, the fund would have the ability to invest in companies which have been in operation for less than three years. This would include start-up companies and other companies with limited operating histories, many of which would have relatively small equity market capitalizations (e.g., under $1 billion). Although these companies may provide greater opportunities for capital growth, they also involve greater risk.
These companies often have limited product lines, markets or financial resources. They may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, the securities of these companies may fluctuate in value more than those of larger, more established companies.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


4.D.
       AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST WITH
       RESPECT TO THE PURCHASE OF CERTAIN ILLIQUID SECURITIES

The Trustees are recommending that the Declaration of Trust be amended to eliminate the fundamental investment restriction which limits the fund's investments in equity securities for which market quotations are not readily available. The current restriction states as follows:

       "nor shall the Trustees invest more than five percent (5%) of the liquidating value of the Trust property [in the
       securities of any issuer that together with any predecessor thereof has been in continuous operation for less than three
       (3) years, and] in equity securities of issuers for which
       market quotations are not readily available (but excluding from such 5% securities the disposition of which is
       restricted by federal securities laws)...."

The section of the restriction in brackets is proposed to be eliminated by proposal 4.C. above.

Putnam Management recommended to the Trustees eliminating this fundamental restriction because it believes the restriction is no longer necessary in light of current regulatory requirements. The
Staff of the Securities and Exchange Commission ("SEC") currently takes the position that an illiquid security is a security which is not readily marketable. This Staff position is contained in the fund's current non-fundamental investment restriction on illiquid securities, which prohibits the fund from investing more than 15% of its net assets in (a) securities which are not readily marketable,
(b) securities restricted as to resale (excluding securities determined by the Trustees or their designees to be readily marketable), and (c) repurchase agreements maturing in more than seven days. Unlike the current fundamental investment restriction, this non-fundamental investment restriction applies to all types of investments, not just equity securities, and by not being limited to securities for which market quotations are not readily available, also includes other types of illiquid investments, such as repurchase agreements.

Putnam Management believes that the fund may benefit from the added flexibility of having the fund's policy with respect to illiquid securities contained in a single non-fundamental investment restriction. In the future, the fund will be able to respond more quickly to legal, regulatory and market developments regarding illiquid securities because further shareholder approval would not be required to bring the policy in line with these developments.

If the proposed change is approved, the fund, to the extent consistent with its current non-fundamental restriction, will be able to invest a greater percentage of its assets in equity securities for which market quotations are not readily available.
Investments in these securities may make it more difficult for the fund to determine the fair value of such securities for purposes of computing the fund's net asset value.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


4.E.
       AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST WITH
       RESPECT TO INVESTMENTS IN SECURITIES OF ISSUERS IN WHICH
       MANAGEMENT OF THE FUND OR PUTNAM MANAGEMENT OWNS SECURITIES

The Trustees are recommending that the Declaration of Trust be amended to eliminate the fundamental investment restriction which prevents the fund from investing in the securities of issuers in which management of the fund or Putnam Management owns a certain percentage of securities. The current restriction states that:

       "The Trustees shall not invest in or retain in the portfolio of the Trust the securities of any issuer if officers and
       Trustees of the Trust and officers and directors of the
       Managers ... who beneficially own more than one-half of one percent (1/2 of 1%) of the shares or securities of that
       issuer together own more than five percent (5%)...."

Certain state securities laws in the past required this restriction, and the restriction is currently required by only one state but is not required to be a fundamental policy. If this proposal is approved, the Trustees intend to replace this fundamental restriction with a substantially identical non-fundamental investment restriction to comply with the remaining state's requirement. The text of this proposed non-fundamental restriction is set forth below.

       "The fund may not ...

       Invest in securities of any issuer, if, to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam Management who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities."

Putnam Management recommended to the Trustees making this policy non-fundamental to provide the fund with maximum flexibility to modify or eliminate the policy if no longer required under state law. If the restriction were no longer required, the Trustees could eliminate the restriction to increase the fund's investment flexibility without the need for further shareholder approval.

If the restriction were eliminated, the fund would be able to invest in the securities of any issuer without regard to ownership in such issuer by management of the fund or Putnam Management, except to the extent prohibited by the fund's investment objective and policies and the 1940 Act.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


4.F.
       AMENDING THE FUND'S AGREEMENT DECLARATION OF TRUST WITH
       RESPECT TO OWNING 10% OF THE SECURITIES OF A SINGLE ISSUER

The Trustees are recommending that the fund's fundamental investment restriction with respect to investment in the securities of a single issuer be revised to grant the fund the maximum flexibility permitted under the 1940 Act. The 1940 Act prohibits a diversified fund such as the fund from investing, with respect to 75% of its total assets, in the securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The fund's current investment restriction, which is more restrictive than the 1940 Act, states that:

       "The Trustees ... shall be further limited to an investment in any one corporation or association of not exceeding ten percent (10%) of the stock or securities or ten percent (10%) of the outstanding voting securities or ten percent (10%) of the securities of any class of such corporation or association. The above limitations shall not apply, however, to investments in government or municipal securities or obligations."

The proposed amended fundamental investment restriction is set forth below.

       "The fund may not ...

       With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer."

Putnam Management recommended the proposed change to the Trustees because it believes that the fund's current restriction is overbroad and unnecessarily restrictive. Putnam Management believes that limiting this restriction to voting securities and 75% of the fund's total assets will enhance investment flexibility. Putnam Management has advised the Trustees that the current restriction could prevent the fund from investing in certain opportunities to the fullest extent that Putnam Management believes would best serve the fund's investment objective.

The amendment removes any restriction on the amount of an issuer's securities or class of securities that the fund may purchase, although the fund will only be able to purchase more than 10% of the voting securities of an issuer with respect to 25% of its total assets. To the extent the fund individually or with other funds and accounts managed by Putnam Management or its affiliates owns all or a major portion of the outstanding securities of a particular issuer
(or of a particular class of an issuer's securities), under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices lower than if they were more widely held. In addition, certain of the companies in which the fund may invest a greater portion of its assets following the amendment could have relatively small equity market capitalizations (e.g., under $1 billion). Such companies often have limited product lines, markets or financial resources. They may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, the securities of these companies may fluctuate in value more than those of larger, more established companies. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

In connection with this proposed change, the Trustees also are recommending that the Declaration of Trust be amended to remove the restriction. Currently, the affirmative vote of a majority of the fund's outstanding shares is required to change this restriction.
Once removed from the Declaration of Trust, the restriction may be modified or eliminated by the fund with the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at a meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.



4.G.
       AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH
       RESPECT TO INVESTMENTS IN REAL ESTATE

The Trustees are recommending that the fund's fundamental investment restrictions relating to investments in real estate be revised to grant the fund the maximum flexibility in light of current regulatory requirements.

In connection with this proposal, the Trustee's are recommending that the fund's fundamental restriction which prohibits the fund from investing in certain companies which invest in real estate be eliminated.  The relevant restriction states that "[t]he fund will not invest in real estate investment trusts or limited partnerships whose purpose is to acquire real estate solely for investment
purposes in accordance with principles of diversification."   The
fund originally adopted this restriction at the request of German regulatory authorities in connection with the fund's offering of its shares in Germany.  Since the fund no longer offers its shares in
Germany, Putnam Management has recommended to the Trustees that the restriction be eliminated.  If the restriction is removed, the fund will be able to freely invest in real estate investment trusts and limited partnerships, as long as such investments are otherwise consistent with the fund's investment objective and policies and state securities laws.  This policy is consistent with that of most other Putnam funds.

Also in connection with this proposal, the Trustees are recommending that the fund's remaining fundamental investment restriction with respect to investments in real estate be amended. This restriction currently states that the fund may not "[i]nvest in real estate, but it may purchase securities of companies which invest in real estate."

The proposed amended fundamental investment restriction is set forth below.

       "The fund may not ...

       Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

The proposed amendment expands the range of real estate-related investments available to the fund. The fund would continue to be permitted to invest in companies which invest in real estate, but would also be permitted to invest in securities which represent interests in real estate and securities secured by real estate. In addition, the fund would be able to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns.

To the extent the fund invests in real estate-related securities, it will be subject to the risks associated with the real estate market.
These risks may include declines in the value of real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the costs of obtaining financing, which may result in a decrease in the value of such investments.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


4.H.
       AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST WITH
       RESPECT TO MARGIN TRANSACTIONS

The Trustees are recommending that the Declaration of Trust be amended to eliminate the fundamental investment restriction with respect to margin transactions. The current restriction states as follows:

       "nor shall the Trustees engage in any operations for the account of the Trust generally or technically known as ...
       marginal transactions ... provided further, that the Trust may make margin payments in connection with transactions in financial futures contracts or related options."

Certain state securities laws in the past required this restriction, and the restriction is currently required by only one state but is not required to be a fundamental policy. If the proposal is approved, the Trustees intend to replace this fundamental restriction with a similar non-fundamental restriction to comply with the remaining state's requirement. The proposed amended non-fundamental restriction is set forth below.

       "The fund may not...

       Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or options."

Putnam Management recommended to the Trustees making this fundamental investment restriction non-fundamental to provide the fund with maximum flexibility to modify or eliminate the policy if no longer required under state law. If the restriction were no longer required, the Trustees could eliminate the restriction to increase the fund's investment flexibility without the need for further shareholder approval. However, the fund's potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is generally limited by the current position taken by the Staff of the SEC that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The fund's ability to engage in margin transactions is also limited by its investment policies, which permit the fund to borrow money in limited circumstances and only from banks.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


4.I.
       AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
       RESPECT TO MAKING LOANS BY PURCHASING SECURITIES

The Trustees are recommending that the fund's fundamental investment restriction relating to making loans be revised to permit the fund to purchase debt obligations as long as such investment is
consistent with the fund's investment objective and policies.  The proposed amendment would replace the current exception contained in the restriction, which states that the fund may not "[l]oan money, except by purchases of securities of corporations or associations and certain government securities...."

The proposed amended fundamental investment restriction is set forth below. The section of the restriction in brackets is shown as proposed to be amended by proposal 4.J. below.

       "The fund may not ...

       Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, [by entry into repurchase agreements, or by lending its portfolio securities.]"

Putnam Management recommended the amendment to the Trustees because it believes that the increased investment flexibility will assist the fund in achieving its investment objective. Putnam Management believes that the current policy is overly broad and unnecessarily restrictive and could, for example, be read to prevent the fund from purchasing certain government securities. Following the amendment, the fund could invest in any type of debt obligation issued by any type of issuer, including those issued by corporations, partnerships, and government issuers, as long as such investment was consistent with the fund's investment objective and policies.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


4.J.
       AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST WITH
       RESPECT TO MAKING LOANS THROUGH REPURCHASE AGREEMENTS AND
       SECURITIES LOANS

The Trustees are recommending that the fund's fundamental investment restrictions with respect to repurchase agreements and securities loans be revised to remove the asset limitations on the fund's ability to enter into such transactions. These current restrictions state that:

       "The Trustees shall have full power and authority to buy and invest the funds in their hands in ... repurchase agreements with respect to not more than 25% of the Trust's total assets
       ... and to make loans of its portfolio securities with respect to not more than 25% of the Trust's total assets."

The proposed amended fundamental investment restriction is set forth below. The section of the restriction in brackets is shown as proposed to be amended by proposal 4.I. above.

       "The fund may not ...

       Make loans, except [by purchase of debt obligations in which the fund may invest consistent with its investment policies,] by entering into repurchase agreements, or by lending its portfolio securities."

Following the amendment, the fund may, consistent with its investment objective and policies, enter into repurchase agreements and securities loans without limit. Putnam Management recommended this amendment to the Trustees because it believes that the increased investment flexibility will assist the fund in achieving its investment objective. Putnam Management believes that repurchase agreements and securities loans often offer opportunities for increased investment return. When the fund enters into a REPURCHASE AGREEMENT, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When the fund enters into a SECURITIES LOAN, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, and involve some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

In connection with these proposed changes, the Trustees are also recommending that the Declaration of Trust be amended to remove these restrictions. Currently, the affirmative vote of a majority of the fund's outstanding shares is required to change these restrictions. Once removed from the Declaration of Trust, the restrictions may be modified or eliminated by the fund with the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at a meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.

4.K.   AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
       RESPECT TO CONCENTRATION OF ITS ASSETS

The Trustees are recommending that the fund's fundamental investment restriction regarding concentration of its assets be revised to make it clear that the fund may invest more than 25% of its total assets in the securities of the U.S. government, its agencies or instrumentalities. The current restriction states that the fund may not "[c]oncentrate more than 25% of the fund's assets in any one industry."

The proposed amended fundamental restriction, which makes certain other clarifying changes, is set forth below.

       "The fund may not ...

       Purchase securities (other than securities of the U.S.
       government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry."

Putnam Management recommended this amendment to the Trustees to make it clear that the fund may invest in the securities of the U.S.
government or its agencies or instrumentalities without regard to the 25% limit. Putnam Management believes that the current restriction does not prevent the fund from investing in such securities without limit, because the SEC takes the position that government issuers, including agencies and instrumentalities of a governmental issuer, are not members of any industry. However, to avoid any ambiguity in the future, Putnam Management believes that this clarification should be made at this time.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.L.   AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST WITH
       RESPECT TO PLEDGING ASSETS

The Trustees are recommending that the Declaration of Trust be amended to eliminate the restriction which limits the fund's ability to pledge its assets. The restriction is currently required by only one state's securities laws but is not required to be a fundamental policy. The current restriction states that the Trustees shall have full power and authority:

       "[to borrow money for the purposes of this Trust but only if in the opinion of the Trustees such borrowing is made temporarily for extraordinary or emergency purposes, with or without collateral security and,] whenever in their judgment necessary, to pledge, mortgage, charge or hypothecate or otherwise encumber not over 15% of the gross assets of the Trust taken at cost as security for any loan or loans ... For purposes of this restriction, collateral arrangements with respect to margin for financial futures contracts or related options are not deemed to be a pledge or encumbrance of assets."

The section of the restriction in brackets is proposed to be eliminated by proposal 4.M. below.

If the proposal is approved, the Trustees intend to replace this limitation on pledging assets with the following non-fundamental investment restriction to comply with the remaining state's requirement.

       "The fund may not . . .

     Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of its total assets (taken at cost) in connection with permitted borrowings."

This proposal would increase the fund's ability to pledge assets to up to one-third of its total assets. Putnam Management recommended this proposal to the Trustees because it believes that the fund's current limits on pledging may conflict with the fund's ability to borrow money for certain purposes. This conflict arises because banks may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed. Often, these collateral requirements are for amounts larger than the principal amount of the loan. If the fund needed to borrow the maximum amount permitted by its policies (currently 10% of its total assets), it might be possible that a bank would require collateral in excess of 15% of the fund's total assets. Therefore, the limit on pledging assets may have the effect of reducing the amount that the fund may borrow in these situations. In addition, the proposed non-fundamental restriction only restricts the fund in connection with pledges of assets with respect to borrowings; other activities, such as asset pledges in connection with certain forward commitments, which could be deemed to be pledges or other encumbrances, will not be limited.

Putnam Management recommended making this policy non-fundamental to provide the fund with maximum flexibility to modify or eliminate the policy if no longer required under state law. If the restriction were no longer required, the Trustees could eliminate the restriction to increase the fund's investment flexibility without the need for further shareholder approval.

Pledging assets does entail certain risks. To the extent that the fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets was involved, the fund's ability to meet redemption requests or other obligations could be delayed.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.

4.M. AMENDING THE AGREEMENT AND DECLARATION OF TRUST AND THE FUND'S
     FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING

The Trustees are recommending that the Declaration of Trust be amended to eliminate the restriction with respect to borrowing. The current restriction states that the Trustees shall have full power and authority:

     "to borrow money for the purposes of this Trust but only if in the opinion of the Trustees such borrowing is made temporarily for extraordinary or emergency purposes, with or without collateral security [and, whenever in their judgment necessary, to pledge, mortgage, charge or hypothecate or otherwise encumber not over 15% of the gross assets of the Trust taken at cost as security for any loan or loans]; provided, however, that no loan shall be made which when added to the amount of the then outstanding loans, except those to be paid or refunded therefrom, shall cause the aggregate amount of such loans to exceed ten percent (10%) of the gross assets of the Trust taken at cost at the time of the loan."

The section of the restriction in brackets is proposed to be eliminated by proposal 4.L. above.

In connection with this proposal, the Trustees also are recommending amending the fund's fundamental investment restriction with respect to borrowing contained in its Statement of Additional Information.
The current restriction states that the fund may not:

     "Borrow money, although borrowing up to 10% of the fund's net assets (taken at cost) is permitted for emergency purposes but not for investment. (The fund may borrow only from banks and immediately after any such borrowing there must be an asset coverage (total assets of the fund including the amount borrowed less liabilities other than such borrowings) of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the fund is required within three days, not including Sundays and holidays, to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the fund may have to sell securities at a time when it would be disadvantageous to do so.)"

If this proposal is approved, the Trustees intend to replace these two restrictions with the following fundamental investment restriction:

     "The fund may not . . .

     Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased."

If the proposal is approved, the fund would continue to be able to borrow only from banks with respect to up to 10% of its total assets. The amendment expands the circumstances under which the fund may borrow, but only to enable the fund to meet redemptions and for extraordinary or, as is currently permitted, emergency purposes.
Although the restriction will no longer contain an asset coverage requirement, the fund will still be obligated to meet the asset coverage requirements of the 1940 Act. Putnam Management recommended this proposal because it believes that expanding the fund's ability to borrow in limited circumstances could enhance the fund's ability and flexibility to meet certain of its obligations, including redemptions. In addition, Putnam Management believes that by removing the asset coverage requirement from the restriction, the fund will be able to respond more quickly to legal or regulatory developments regarding asset coverage because further shareholder approval would not be required to bring the policy in line with these developments.

Currently, the affirmative vote of a majority of the fund's outstanding shares is required to amend the Declaration of Trust and to change this investment restriction. Once this restriction is removed from the Declaration of Trust, it may be modified or eliminated by the fund with the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


4.N.
     AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST AND
     ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH
     RESPECT TO SHORT SALES

The Trustees are recommending that the Declaration of Trust be amended to eliminate the fundamental investment restriction with respect to short sales. The current restriction is required under certain state securities laws but is not required to be a fundamental policy. The current restriction states as follows:

     "nor shall the Trustees engage in any operations for the
     account of the Trust generally or technically known as short sales ... provided that such limitation shall not prevent any sale of securities by the Trust where the Trust owns at the time of such sale securities equivalent in kind and amount to those sold or where the Trust owns at the time of such sale securities convertible into securities equivalent in kind and amount to those sold...."

The fund's Statement of Additional Information also contains a fundamental investment restriction which does not allow the fund to engage in short sales, which the Trustees are also recommending be eliminated as part of this proposal.

If this proposal is approved, the Trustees intend to replace these two restrictions with the following non-fundamental restriction:

     "The fund may not ...

     Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short."


Under the proposed new non-fundamental restriction, the fund would only be permitted to enter into short sales in cases where the fund owns or has the right to acquire at no added cost securities identical to those sold short (an investment technique known as a short sale "against the box.") The fund would not be permitted to engage in short sales other than short sales against the box.

Putnam Management recommended to the Trustees making this policy non-fundamental to provide the fund with maximum flexibility to modify or eliminate the policy if no longer required under state law. If the restriction were no longer required, the Trustees could change or remove the restriction to increase the fund's investment flexibility without the need for further shareholder approval.

In a typical short sale, the fund borrows securities from a broker that it anticipates will decline in value in order to sell to a third party. The fund becomes obligated to return securities of the same issue and quantity at some future date, and realizes a loss to the extent the securities increase in value and a profit to the extent the securities decline in value (after including any associated costs). Since the value of securities can increase without limit, the fund could potentially realize losses with respect to short sales that are not "against the box" that are greater than the value of the securities at the time sold short.
The fund would collateralize its short position by delivering to the broker an amount equal to the proceeds of the short sale and an additional margin amount as required by law. In addition, if such non-fundamental investment restriction is modified or removed and the fund engages in short sales other than short sales "against the box", current SEC rules would require the fund to maintain in a segregated account cash, U.S. government securities or other liquid high grade debt obligations equal to the current market value of the securities sold short minus the margin amount delivered to the broker. The value of the segregated account would be marked to market daily to reflect any changes in value of the fund's short position.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


4.O.
     ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     PROHIBITING THE FUND FROM INVESTING IN INVESTMENT COMPANIES IF
     PROHIBITED BY GERMAN LAW

The fund's fundamental investment restrictions currently prohibit the fund from investing in the securities of investment companies if prohibited by German law. The fund originally adopted this restriction at the request of German regulatory authorities in connection with the fund's offering of its shares in Germany. The relevant restriction states that the fund "will not invest in the securities of other investment companies, including unit investment trusts, in contravention of the German Foreign Investment Law
(AuslandInvestmentGesetz)." Since the fund no longer offers its shares in Germany, Putnam Management has recommended to the Trustees that the restriction be eliminated.

The fund's current non-fundamental investment restriction that also limits its investments in investment companies will not be affected by this proposal. Under that restriction, the fund may not "[i]nvest in the securities of any other registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary broker's commissions."
The 1940 Act also contains limitations on the fund's ability to invest in other investment companies.

REQUIRED VOTE. Approval of the this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

QUORUM AND METHODS OF TABULATION. Thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

SIMULTANEOUS MEETINGS. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam
Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law.
If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail.
A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals.  Your fund has retained at its expense Tritech Services,
Four Corporate Place, Corporate Park 287, Piscataway, New Jersey
08854, to aid in the solicitation instructions for nominee accounts,
for a fee not to exceed    $7,500     plus reasonable out-of-pocket
expenses for mailing and phone costs.  Your fund has also retained
D. F. King & Co., Inc., 77 Water Street, New York, New York  10005,
to aid in the solicitation instructions for registered accounts for
a fee not to exceed    $12,500     plus reasonable out-of-pocket
expenses.

REVOCATION OF PROXIES. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS
OF SHAREHOLDERS. Your fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and your fund does not currently intend to hold such a meeting in 1997.
Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your fund within a reasonable period of time prior to any such meeting.

ADJOURNMENT.  If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than
60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals.  Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned.
The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals.  They will vote against any such adjournment those
proxies required to be voted against         such proposals.  Your
fund pays the costs of any additional solicitation and of any adjourned session.  Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

FINANCIAL INFORMATION.  YOUR FUND WILL FURNISH, WITHOUT CHARGE, TO
YOU UPON REQUEST A COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST
RECENT FISCAL YEAR, AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY
SUBSEQUENT SEMIANNUAL PERIOD.  SUCH REQUESTS MAY BE DIRECTED TO
PUTNAM INVESTOR SERVICES, P.O. BOX 41203, PROVIDENCE, RI  02940-1203
OR 1-800-225-1581.

FURTHER INFORMATION ABOUT YOUR FUND

LIMITATION OF TRUSTEE LIABILITY.  The Agreement and Declaration of
Trust of your fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

AUDIT AND NOMINATING COMMITTEES.  The voting members of the Audit
Committee of your fund include only Trustees who are not "interested persons" of the fund or by reason of any affiliation with Putnam
Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote),
Putnam, III (without vote), Shapiro, Smith (without vote), and Ms.
Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The
Nominating Committee currently consists of Dr. Pounds and Ms. Kennan
(Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill, Patterson,
Shapiro, and Thorndike.

OFFICERS AND OTHER INFORMATION.  In addition to George Putnam and
Lawrence J. Lasser, the officers of your fund are as follows:


                                                     Year first
                                                     elected to
Name (age)                Office                     office
- -----------------------------------------------------------------
Charles E. Porter (57)    Executive Vice President   1989
Patricia C. Flaherty (49) Senior Vice President      1993
John D. Hughes (61)       Senior Vice President
                            & Treasurer              1987
Gordon H. Silver (48)     Vice President             1990
Peter Carman (54)         Vice President             1994
Brett C. Browchuk (33)    Vice President             1994
Thomas V. Reilly (49)     Vice President             1984
Edward P. Bousa* (37)     Vice President             1994
Rosemary H. Thomsen* (35) Vice President             1995
Kenneth J. Taubes* (36)   Vice President             1994
William N. Shiebler** (54)                           Vice President 1991
John R. Verani (56)       Vice President             1987
Paul M. O'Neil (42)       Vice President             1992
Beverly Marcus (51)       Clerk                      1981
- -----------------------------------------------------------------
*  One of the fund's portfolio managers
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam
Management or its affiliates or their ownership of stock of Marsh &
McLennan Companies, Inc., the parent corporation of Putnam
Management and Putnam Mutual Funds, Messrs. Putnam, George Putnam,
III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund.

ADDITIONAL INFORMATION RELATING TO MANAGEMENT CONTRACT APPROVAL

FURTHER INFORMATION ABOUT PUTNAM INVESTMENT MANAGEMENT, INC. AND ITS
PROPOSED MANAGEMENT CONTRACT.  Putnam Management and its affiliates,
Putnam Mutual Funds, the principal underwriter for shares of your fund, and Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam
Investments, Inc., One Post Office Square, Boston, Massachusetts
02109, a holding company that is in turn wholly owned by Marsh &
McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan
Companies, Inc., and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting and investment management businesses.

The directors of Putnam Management are George Putnam, Lawrence J.
Lasser, and Gordon H. Silver. Mr. Lasser is the principal executive officer of Putnam Management. The principal occupations of Messrs.
Putnam, Lasser, and Silver are as officers and directors of Putnam
Management and certain of its corporate affiliates. The address of Putnam Management and the business address of the directors and officers of Putnam Management is One Post Office Square, Boston,
Massachusetts 02109.

In addition to the services it provides to your fund, Putnam
Management acts as investment adviser or subadviser of other publicly owned investment companies having differing investment objectives. For the names of such funds having investment objectives similar to those of your fund and the current rates of Putnam Management's annual fees as adviser or subadviser of such funds, see Exhibit B in this Proxy Statement.

Putnam Management is also affiliated with The Putnam Advisory
Company, Inc., which together with its subsidiaries furnishes investment advice to domestic and foreign institutional clients and mutual funds. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. The advisory fees charged by such firms to their institutional clients are generally at lower rates than those charged to the Putnam funds. The services performed and responsibilities assumed by these firms for such clients are, however, not as extensive as those performed or assumed by Putnam
Management for the Putnam funds.

Some officers and directors of Putnam Management, including some who are officers of your fund, serve as officers or directors of some of these affiliates. Putnam Management may also enter into other businesses.

THE MANAGEMENT CONTRACT. Putnam Management serves as investment manager of your fund pursuant to a Management Contract. The management fee payable under the Contract is described above in Proposal 3. The fees paid to Putnam Management in the most recent fiscal year are shown below.

Under the Contract, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for your fund and makes investment decisions on behalf of your fund. Subject to the control of the Trustees, Putnam Management manages, supervises, and conducts the other affairs and business of your fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of your fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of your fund's portfolio securities. Putnam
Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain brokerage and research services of value to Putnam Management and its affiliates in advising your fund and other clients. In so doing, Putnam Management may cause your fund to pay greater brokerage commissions than it might otherwise pay.

Your fund also pays, or reimburses Putnam Management for, the compensation and related expenses of certain officers of your fund and their assistants. Currently, your fund reimburses Putnam
Management for a portion of the compensation and related expenses of certain officers of your fund who provide certain administrative services to your fund and the other Putnam funds, each of which bears an allocated share of the costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees, and the amount paid in the most recent fiscal year is set forth below. Putnam Management pays all other salaries of officers of your fund. Your fund pays all expenses not assumed by Putnam
Management including, without limitation, auditing, legal, custodial, investor servicing agent, and shareholder reporting expenses.

The Contract provides that Putnam Management shall not be subject to any liability to your fund or to any shareholder of your fund for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Contract may be terminated without penalty upon 30 days' written notice by Putnam Management, by the Trustees, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the fund (as defined in the Investment Company Act of 1940). It may be amended only by an affirmative vote of the holders of a majority of the outstanding voting securities of your fund and by a majority of the Trustees who are not "interested persons" of your fund or Putnam Management.

The Contract will terminate automatically if it is assigned, or unless its continuance is approved at least annually by either the Trustees or shareholders of the fund and in either case by a majority of the Trustees who are not "interested persons" of Putnam
Management or your fund.

PAYMENTS TO AFFILIATES OF PUTNAM MANAGEMENT. Putnam Mutual Funds is the principal underwriter of shares of your fund and of the other continuously offered Putnam funds. Putnam Fiduciary Trust Company is your fund's investor servicing agent and custodian. The amount of sales charges retained by Putnam Mutual Funds and the investor servicing fees and custodian fees paid to Putnam Fiduciary Trust
Company in your fund's most recent fiscal year are set forth below.

Under its class A Distribution Plan, your fund may make payments to Putnam Mutual Funds at the annual rate of up to 0.35% of the average net assets of the fund attributable to class A shares. At present, payments under the Plan are limited to the annual rate of 0.25% of average net assets. Under its class B and class M Distribution
Plans, your fund compensates Putnam Mutual Funds at the annual rate of up to 1.00% of average net assets attributable to class B shares and class M shares, as the case may be, although for class M shares, a limit of 0.75% of average net assets is currently in effect.

Payments under the plans compensate Putnam Mutual Funds for services provided and expenses incurred by it in promoting the sale of shares of your fund, reducing redemptions or maintaining or improving services provided to shareholders by Putnam Mutual Funds or by dealers. The fees paid to Putnam Mutual Funds under the plans in your fund's most recent fiscal year are set forth in "Further information about your fund." A substantial portion of payments made to Putnam Mutual Funds under these plans is used to pay or reimburse Putnam Mutual Funds for payment of service fees paid to investment dealers for their ongoing services to shareholders.

ASSETS AND SHARES OUTSTANDING OF YOUR FUND
AS OF MARCH 29, 1996
   ---------------------------------------------------------------

Net assets                                $1,975,561,290


Class A shares outstanding
and authorized to vote                 87,369,658     shares

Class B shares outstanding
and authorized to vote                 22,547,620     shares

Class M shares outstanding
and authorized to vote                  2,009,977     shares

Class Y shares outstanding
and authorized to vote                 12,687,745     shares


Persons beneficially owning more than 5%
of the fund's class A shares                        None

Persons beneficially owning more than 5%
of the fund's class B shares                        None

Persons beneficially owning more than 5%
of the fund's class M shares                        None

PERSONS BENEFICIALLY OWNING MORE THAN 5%
OF THE FUND'S CLASS Y SHARES   :  PUTNAM FIDUCIARY TRUST
COMPANY, 859 WILLARD STREET, QUINCY, MASSACHUSETTS,
02269; OWNED 10,871,131 SHARES REPRESENTING 85.4% OF THE
OUTSTANDING CLASS Y SHARES, ACTING AS TRUSTEE OR AGENT
FOR VARIOUS PENSION PLANS.

For the Fiscal Year Ended July 31, 1995

MANAGEMENT CONTRACT
- --------------------------------------------------------------
    The management contract dated
    December 21, 1988, was approved by the
    shareholders on December 8, 1988 and
    was last approved by the Trustees on
    January 4, 1996.

    Management fee
    paid to Putnam Management                     $4,618,445

     Reimbursement paid by your fund to Putnam
    Management for compensation and related expenses
    including employee benefit plan contributions
    for your fund's Executive Vice President
    (Charles E. Porter), Senior Vice President
    (Patricia C. Flaherty), Clerk (Beverly Marcus),
    and their assistants                             $31,254

PAYMENTS TO AFFILIATES
- --------------------------------------------------------------
    Sales charges on sales of class A shares
    retained by Putnam Mutual Funds
    after payments to selling broker-dealers        $299,871

    Sales charges on sales of class M shares
    retained by Putnam Mutual Funds
    after payments to selling broker-dealers          $9,902

    Deferred sales charges on class A share
    redemptions retained by Putnam Mutual Funds       $6,203

    Deferred sales charges on class B share
    redemptions retained by Putnam Mutual Funds     $388,691

    Payments under Class A Distribution Plan
    to Putnam Mutual Funds                        $2,395,857

    Payments under Class B Distribution
    Plan to Putnam Mutual Funds                   $1,784,739

    Payments under Class M Distribution Plan
    to Putnam Mutual Funds                           $13,891

    Investor servicing and custodian fees
    paid to Putnam Fiduciary Trust Company
    (before application of credits, if any)   $4,226,254
EXHIBIT A

This exhibit provides the management contract and the proposed additions and deletions. The existing additions are indicated by the ((BOLDFACE)) and deletions are indicated by //italics//.

                     THE GEORGE PUTNAM FUND OF BOSTON

                            MANAGEMENT CONTRACT

    Management Contract dated as of //December 21, 1988// ((JULY  ,
1996)) between The George Putnam Fund of Boston, a Massachusetts business trust (the "Fund"), and //THE// PUTNAM ((INVESTMENT))
MANAGEMENT //COMPANY//, INC., a //Delaware// ((MASSACHUSETTS)) corporation (the "Manager").

    WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  SERVICES TO BE RENDERED BY MANAGER TO FUND.

     (a) The Manager, at its expense, will furnish continuously an investment program for the Fund, will determine what //securities//
((INVESTMENTS)) shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund's investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Fund and its stated investment objectives, policies and restrictions, and will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine //,// and shall exercise the same care and diligence expected of the Trustees.

     (b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the Fund's net asset value, but excluding shareholder accounting services. Except as otherwise provided in
Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

     (c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions.
Subject to such policies as the Trustees ((OF THE FUND)) may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.
The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund's account, neither the Manager or any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in
Section 3.

     (d) The Fund will pay or reimburse the Manager for //(i)// the compensation //of the Vice Chairman// ((IN WHOLE OR IN PART OF SUCH
OFFICERS)) of the Fund and //of// persons assisting //him in this office, as// ((THEM AS MAY BE)) determined from time to time by the Trustees of the Fund //, (ii) the compensation in whole or in// ((.
THE FUND WILL ALSO PAY OR REIMBURSE THE MANAGER FOR ALL OR)) part of
//such other officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund, and
(iii)// the cost of suitable office space, utilities, support services and equipment //of the Vice Chairman// ((ATTRIBUTABLE TO
SUCH OFFICERS)) and persons //assisting him and//, as ((MAY BE)) determined //from time to time// ((IN EACH CASE)) by the Trustees of the Fund //, all or a part of such costs attributable to the other officers and persons assisting them whose compensation is paid in whole or in part by the Fund//. The Fund will pay the fees, if any, of the Trustees of the Fund.

     (e) The Manager shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.  OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund.
It is also understood that the Manager and //persons// ((ANY
PERSON)) controlled by or under common control with the Manager have and may have advisory, management ((,)) service or other contracts with other organizations and persons, and may have other interests and business.

3.  COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

     The Fund will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b),
(c) and (e) of Section 1, a fee, computed and paid quarterly at the annual rate of:

    (a)  //0.6%// ((0.65%)) of the first //$100// (($500)) million of the average net asset value of the Fund;

    (b)  //0.5%// ((0.55%)) of the next //$100// (($500)) million of such average net asset value;

    (c)  //0.4%// ((0.50%)) of the next //$300// (($500)) million of such average net asset value;

    (d)  //0.325%// ((0.45%)) of the next //$500 million// (($5
         BILLION)) of such average net asset value;

       //and
         (e) 0.3% of any amount over $1//

    (((E)     0.425% OF THE NEXT $5        BILLION OF SUCH AVERAGE
              NET ASSET VALUE       ;

    (F)  0.405% OF THE NEXT $5 BILLION OF SUCH AVERAGE NET ASSET
         VALUE;

    (G)  0.39% OF THE NEXT $5 BILLION OF SUCH AVERAGE NET ASSET
         VALUE; AND

    (H)  0.38% OF ANY AMOUNT THEREAFTER)).

Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during such quarter at the close of business on each business day during such quarter while this Contract is in effect. Such fee shall be payable for each fiscal quarter within 30 days after the close of such quarter.

     The fees payable by the Fund to the Manager pursuant to this
Section 3 shall be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

     In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof.

     If the Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

4.  ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS
    CONTRACT.

     This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.

5.  EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

     This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter
(unless terminated automatically as set forth in Section 4) until terminated as follows:

     (a) Either party hereto may at any time terminate this Contract by not more than sixty days' nor less than thirty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

     (b) If (i) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on //January 31, 1990 or // ((THE
SECOND ANNIVERSARY OF ITS EXECUTION, OR UPON)) the expiration of one year from the effective date of the last such continuance, whichever is later.

     Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

     Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6.  CERTAIN DEFINITIONS.

     For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares of the Fund" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

     For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 (((THE "1940 ACT"))) and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term
"specifically approve at least annually" shall be construed in a manner consistent with the //Investment Company Act of// 1940
((ACT,)) and the Rules and Regulations thereunder; and the term
"brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

7.  NONLIABILITY OF MANAGER.

     In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.  TERMINATION OF PRIOR CONTRACT.

     This Contract shall become effective as of its date, and supersedes the Management Contract dated //November 5, 1982//
((DECEMBER 21, 1988)).

9.  LIMITATION OF LIABILITY OF THE TRUSTEES ((, OFFICERS)) AND
    SHAREHOLDERS.

     A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of ((STATE OF)) The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of ((OR ARISING OUT OF)) this instrument are not binding upon any of the Trustees ((, OFFICERS)) or shareholders individually but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, THE GEORGE PUTNAM FUND OF BOSTON and
//THE// PUTNAM ((INVESTMENT)) MANAGEMENT //COMPANY//, INC. have caused this instrument to be signed in duplicate //in// ((ON)) its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

                        THE GEORGE PUTNAM FUND OF BOSTON





                        By:  --------------------------------



                        //THE// PUTNAM ((INVESTMENT)) MANAGEMENT
                        //COMPANY//, INC.





                        By:  --------------------------------



EXHIBIT B

MANAGEMENT FEE RATE               NAME OF FUND
(BASED ON AVERAGE NET ASSETS)     (NET ASSETS AS OF MARCH 29, 1996)

0.65% of the first $500 million   Putnam Balanced Retirement
of average net assets, 0.55% of   Fund    ($504,336,866)
the next $500 million, 0.50%
of the next $500 million, 0.45%
of any excess over $1.5 billion


0.65% of the first $500 million   Putnam Convertible Income-Growth
of average net assets, 0.55%          Trust    ($945,584,420)
of the next $500 million, 0.50%
of the next $500 million, and
0.45% of any excess over $1.5
billion

0.75% of the first $100 million   Putnam Equity Income Fund
of average net assets, 0.65% of      ($562,355,765)
the next $100 million, 0.55% of
the next $300 million, 0.50% of
the next $1 billion, 0.45% of the
next $1 billion, and 0.40% of any
excess over $2.5 billion

Proposed to be changed to 0.65%
of the first $500 million of
average net assets, 0.55% of the
next $500 million, 0.50% of the
next $500 million, 0.45% of the
next $5 billion, 0.425% of the
next $5 billion, 0.405% of the
next $5 billion, 0.39% of the
next $5 billion, and 0.38%
thereafter

0.65% of the first $500 million   The Putnam Fund for Growth
of average net assets, 0.55%          and Income
                                         ($16,450,325,286)
of the next $500 million, 0.50%
of the next $500 million, 0.45%   Putnam Growth and Income Fund II
of the next $5 billion, 0.425%       ($821,639,347)
of the next $5 billion, 0.405%
of the next $5 billion, 0.39%     Putnam Investment Funds:
of the next $5 billion, and             Putnam Balanced Fund
0.38% thereafter                       ($2,104,239)


PUTNAMINVESTMENTS
THE PUTNAM FUNDS

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

PUTNAMINVESTMENTS

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE
ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.



HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- --------------------------------------------------------------------

City      State           Zip
- --------------------------------------------------------------------

Telephone
- -------------------------------------------------------------------



DO YOU HAVE ANY COMMENTS?



- --------------------------------------------------------------------

- --------------------------------------------------------------------


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!







   PLE        ASE FOLD AT PERFORATION BEFORE DETACHING
- --------------------------------------------------------------------

   Proxy for a meeting of shareholders, July 11, 1996, for THE
GEORGE PUTNAM FUND OF BOSTON.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans H.
Estin, and Robert E. Patterson, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of The George Putnam Fund of Boston on July 11, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU
TELL US.  IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR
ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSALS 2,
   3     AND    4A.-O    .  IN THEIR DISCRETION, THE PROXIES WILL
ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY COME
BEFORE THE MEETING.

   NOTE:If you have questions on any of the proposals, please call
    1-800-225-1581.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

- --------------------------------------------------------------------
Shareholder sign here                                   Date

- --------------------------------------------------------------------
Co-owner sign here                                      Date








               PLEASE FOLD AT PERFORATION BEFORE DETACHING
- --------------------------------------------------------------------

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR
TRUSTEES AND FOR THE PROPOSALS LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins,
    W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro, A.J.C.
    Smith, W.N. Thorndike.

       TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    --------------------------------------------------------------


/  /     FOR electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

   /  /  WITHHOLD     authority to vote for    all
nominees

    -------------------------------------------------------------
   PROPOSAL TO:

2.     RATIFY THE SELECTION      FOR      AGAINST
    ABSTAIN
            OF    PRICE WATERHOUSE        /  /     /  / /  /
            LLP AS INDEPENDENT
    AUDITORS.

   3. APPROVE A NEW              FOR      AGAINST    ABSTAIN
    MANAGEMENT CONTRACT          /  /     /  /     /  /
    INCREASING THE FEES
    PAYABLE             TO    PUTNAM
    INVESTMENT MANAGEMENT, INC.

4.A.  AMEND     THE    FUND'S             FOR      AGAINST       ABSTAIN
            AGREEMENT AND        /  /     /  /     /  /
       DECLARATION OF TRUST
    WITH RESPECT TO THE
    FUND'S PERMITTED
    INVESTMENTS.

4.B.  AMEND THE FUND'S           FOR      AGAINST    ABSTAIN
    AGREEMENT AND                /  /     /  /     /  /
    DECLARATION OF TRUST
    WITH RESPECT TO
    DIVERSIFICATION OF
    INVESTMENTS.

   4.C.                          AMEND THE FUND'S        FOR     AGAINST
                                 ABSTAIN
            AGREEMENT AND        /  /     /  /     /  /
    DECLARATION OF TRUST
    WITH RESPECT TO
    INVESTMENTS IN ISSUERS
    THAT HAVE BEEN IN
    OPERATION FOR LESS THAN
    THREE YEARS.

   4.D.                          AMEND THE FUND'S        FOR     AGAINST
                                 ABSTAIN
            AGREEMENT AND        /  /     /  /     /  /
    DECLARATION OF TRUST
    WITH RESPECT TO THE
    PURCHASE OF CERTAIN
    ILLIQUID SECURITIES.

   4.E.                          AMEND THE FUND'S        FOR     AGAINST
                                 ABSTAIN
            AGREEMENT AND        /  /     /  /     /  /
    DECLARATION OF TRUST
    WITH RESPECT TO
    INVESTMENTS IN
    SECURITIES OF ISSUERS
    IN WHICH MANAGEMENT OF
    THE FUND OR PUTNAM
       INVESTMENT     MANAGEMENT   , INC.
    OWNS         SECURITIES.

   4.F.                          AMEND THE FUND'S        FOR     AGAINST
                                 ABSTAIN
            AGREEMENT AND        /  /     /  /     /  /
    DECLARATION OF TRUST
    WITH RESPECT TO OWNING
    10% OF THE SECURITIES
    OF A SINGLE ISSUER.

   4.G.                          AMEND THE FUND'S        FOR     AGAINST
                                 ABSTAIN
            FUNDAMENTAL          /  /     /  /     /  /
    INVESTMENT RESTRICTIONS
       WITH RESPECT     TO
        INVESTMENTS         IN REAL
        ESTATE.

   4.H.                          AMEND THE FUND'S        FOR     AGAINST
                                 ABSTAIN
            AGREEMENT AND        /  /     /  /     /  /
    DECLARATION OF TRUST
    WITH RESPECT TO MARGIN
    TRANSACTIONS.

   4.I.                          AMEND THE FUND'S        FOR     AGAINST
                                 ABSTAIN
            FUNDAMENTAL    INVESTMENT     /  /   /
/   /  /
            RESTRICTION         WITH RESPECT
        TO MAKING         LOANS BY
        PURCHASING         SECURITIES.

   4.J.                          AMEND THE FUND'S        FOR     AGAINST
                                 ABSTAIN
            AGREEMENT AND        /  /     /  /     /  /
    DECLARATION OF TRUST
    WITH RESPECT TO MAKING
    LOANS THROUGH REPURCHASE
    AGREEMENTS AND SECURITIES
    LOANS.

   4.K.                          AMEND THE FUND'S        FOR     AGAINST
                                 ABSTAIN
            FUNDAMENTAL    INVESTMENT     /  /   /
/   /  /
       RESTRICTION WITH RESPECT
    TO CONCENTRATION OF ASSETS.

4.L.  AMEND THE FUND'S           FOR      AGAINST    ABSTAIN
    AGREEMENT AND DECLARATION    /  /     /  /     /  /
    OF TRUST WITH RESPECT TO
    PLEDGING ASSETS.

4.M.  AMEND THE FUND'S           FOR      AGAINST    ABSTAIN
    AGREEMENT AND DECLARATION    /  /     /  /     /  /
    OF TRUST AND THE FUND'S
    FUNDAMENTAL     INVESTMENT
       RESTRICTION WITH RESPECT
    TO BORROWING.

4.N.  AMEND THE FUND'S           FOR      AGAINST    ABSTAIN
    AGREEMENT AND DECLARATION    /  /     /  /     /  /
    OF TRUST AND ELIMINATE
    THE FUNDS'S FUNDAMENTAL
    INVESTMENT RESTRICTIONS
    WITH RESPECT TO SHORT SALES.

4.O.  ELIMINATE THE FUND'S       FOR      AGAINST    ABSTAIN
    FUNDAMENTAL INVESTMENT       /  /     /  /     /  /
    RESTRICTION         PROHIBITING
        THE FUND         FROM INVESTING IN
    INVESTMENT COMPANIES IF
    PROHIBITED BY GERMAN LAW.









